SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549


                                  FORM 8-K
           -----------------------------------------------------


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

           -----------------------------------------------------


     Date of Report (Date of Earliest Event Reported): October 27, 2000


                                LYCOS, INC.
           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
       (State or other jurisdiction of incorporation or organization)


        0-27830                                           04-3277338
-------------------------                    ----------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)


                           400-2 Totten Pond Road
                             Waltham, MA 02451
                  (Address of principal executive offices)
                                 (Zip Code)


     Registrant's telephone number, including area code (781) 370-2700

Item 1. Changes in Control of Registrant

          On October 27, 2000, the combination of Terra Networks, S.A. ("Terra") and Lycos, Inc. ("Lycos") was completed pursuant to the terms of the Amended and Restated Agreement and Plan of Reorganization, dated as of September 20, 2000 (the "Agreement") among Terra, Lycos and Lycos Virginia, Inc., a wholly owned subsidiary of Lycos ("Lycos Virginia"), and incorporated by reference herein. Under the Agreement, Lycos was first merged with and into Lycos Virginia, whereby each share of Lycos common stock was converted into one share of Lycos Virginia common stock, and immediately thereafter Lycos Virginia and Terra effected a share exchange whereby each share of Lycos Virginia common stock was exchanged for the right to receive 2.15 Terra American depositary shares (each representing one Terra ordinary share), or, subject to the timely receipt of instructions therefor, 2.15 Terra ordinary shares, and cash in lieu of fractional shares. Upon the completion of the combination, Lycos Virginia became a wholly owned subsidiary of Terra. In connection with the combination, Terra will issue 239,491,725 new ordinary shares to Lycos stockholders. The outstanding Lycos common stock has been delisted from NASDAQ.

          As of the completion of the combination, the Board of Directors of Terra consists of the following individuals: Joaquim Agut Bonsfills, Alberto Cortina de Alcocer, Robert J. Davis, Alejandro Junco de la Vega Elizondo, Francisco Moreno de Alboran y de Vierna, Abel Linares Palacios, Johannes Hendrikus Hubert de Mol, Jose Maria Mas Millet, Edward M. Philip, Fernando Abril-Martorell Hernandez, Juan Asua Madariaga, Isidro Faine Casas, Enrique Used Aznar and Telefonica DataCorp, S.A.

          Terra and Lycos have issued a joint press release announcing the completion of the combination, a copy of which is attached hereto as an exhibit and is incorporated by reference herein.

         The combination and the relevant matters relating thereto were described in the Proxy Statement/Prospectus dated September 22, 2000, filed by Lycos on Schedule 14A on September 22, 2000, which is incorporated by reference herein.

Item 2.  Acquisition or Disposition of Assets

          See Item 1.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

          See Exhibit Index

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LYCOS, INC.


Dated:  October 27, 2000                 By: /s/ Edward M. Philip
                                             --------------------------
                                             Name:  Edward M. Philip
                                             Title: Chief Operating Officer and
                                                    Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.         Description of Exhibit


2.1 Amended and Restated Agreement and Plan of Reorganization dated as of September 20, 2000, among Terra Networks, S.A., Lycos, Inc. and Lycos Virginia, Inc. (filed as Annex A to the Proxy Statement/Prospectus dated September 22, 2000, filed by Lycos on
             Schedule 14A on September 22, 2000, and incorporated herein by reference).

99.1 Proxy Statement/Prospectus dated September 22, 2000, filed by Lycos on Schedule 14A on September 22, 2000, and incorporated herein by reference.

99.2 Joint Press Release dated October 27, 2000, announcing the completion of the combination.